UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2011

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: the results of initial exploration, and the determination by us and POSCAN of whether to pursue any of the contemplated transactions; our ability to raise additional capital to complete exploration, development and commercialization of the Maricunga Project and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and lithium prices.  For further information about certain risks we face, see “Risk Factors” in our Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 1, 2011.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on May 6, 2011, we entered into a Memorandum of Understanding with POSCO (the “POSCO MOU”), pursuant to which the two companies will explore and evaluate a joint business opportunity, including but not limited to the evaluation of establishing a pilot plant in Korea and/or in Chile and, if successful, a commercial plant, with POSCO investing capital and securing rights to purchase production.  Pursuant to the POSCO MOU, we had granted to POSCO (or any affiliate POSCO may designate) an option (the “POSCO Option”) exercisable, as extended, until August 31, 2011, to purchase for $0.27 per unit, up to $25 million dollars of units of our restricted securities, with each unit consisting of one share of common stock and a three-year warrant to purchase one-half of one share of common stock for $0.40 per whole share.

On August 24, 2011, we entered into a Securities Purchase Agreement (the “SPA”) with POSCO Canada Ltd., a wholly owned subsidiary of POSCO (“POSCAN”), and an Investor’s Rights Agreement (the “IRA”) with POSCAN.  The SPA provides, among other things, that POSCAN will purchase 38,095,300 Units of our securities for approximately $8 million, with each “Unit” consisting of one share of our common stock and a three-year warrant to purchase one share of our common stock at an exercise price of $0.40.  The closing on this initial investment is subject to customary closing conditions and we expect it to occur within the next two weeks.  Furthermore, POSCAN shall purchase an additional 47,619,000 Units at the same $0.21 price per Unit (for an aggregate additional purchase price of approximately $10 million) upon satisfaction of certain conditions, including:  (i) completion of an updated Measured and Indicated Resource Report prepared in compliance with NI 43-101 standards which concludes that our Maricunga property meets certain technical requirements and that proceeding to the Feasibility Study phase for the Maricunga project is warranted; (ii) completion of our proposed work program; and (iii) having the necessary permits and approvals in place for building and operating a brine test facility on the Maricunga property.  The SPA provides that we are to use the proceeds from such investments exclusively for activities related to the development of the Maricunga project, pursuant to budgets mutually agreeable to us and POSCAN.

The SPA includes provision for POSCAN to purchase brine from the Maricunga property and test it at POSCAN’s test facility in Korea.  In addition, the SPA provides that, following the initial $8 million investment, we and POSCAN shall discuss and evaluate the development, financing and construction of a brine testing facility on the Maricunga property, and that if such facility is built, we shall (i) supply the test facility with brine and other materials and utilities and (ii) assist POSCAN in obtaining any rights, licenses and permits required to build and operate such facility.

The securities purchased by POSCAN shall be locked up and may not be sold (subject to customary exceptions) until the earlier of:  (i) 9 months after their issuance date and (ii) November 20, 2012.  Pursuant to the IRA, we have granted POSCAN the right to demand registration of the common stock included in the Units, and issuable upon exercise of the warrants included in the Units, commencing 12 months after the date of issuance of such securities and ending five years after the date of the IRA.  Our obligation to register any such shares shall terminate once they may be sold without registration in any 30 day period pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “’33 Act”).  Upon a registration demand made by POSCAN pursuant to the IRA, we must file a registration statement covering the relevant shares within 75 calendar days of such demand, and use our best efforts to have it declared effective within 120 calendar days of filing.  If we do not meet these deadlines, we must pay liquidated damages of 2% of the purchase price of the relevant securities per month until such failures are cured (up to an aggregate maximum of 10%).  POSCAN will also have “piggy-back” registration rights with respect to such shares.

The IRA provides that we shall appoint a director nominated by POSCAN to our Board of Directors, and shall continue to nominate a POSCAN-designee at each annual meeting for as long as POSCAN owns not less than 10% of the issued and outstanding shares of our common stock.  So long as POSCAN holds any shares of our common stock (subject to customary exceptions), we shall not issue any new securities to any person unless we have also offered to POSCAN the right to purchase its pro rata share of such securities on the same terms and conditions as are offered, as to maintain its then percentage interest in our outstanding capital.  The IRA also provides that, until the earlier of (i) POSCAN owning less than 10% of our issued and outstanding common stock and (ii) our aggregate market capitalization exceeding $250 million, we may not undertake certain actions without the approval of POSCAN (which approval may be evidenced by the affirmative vote or consent of the Investor Director), including:  a liquidation, merger or reorganization; a sale of all or substantially all of our assets; incurring indebtedness in excess of $1,000,000 (subject to certain exceptions); create or take any action that results in our holding the capital stock of any subsidiary that is not wholly owned (with certain exceptions); transfer or license our proprietary technology to a third party; substantially change the scope of our business; or amend or waive any non-competition or non-solicitation provision applicable to our Chief Executive Officer or Chief Operating Officer.

The foregoing is a summary of the principal terms of the SPA and the IRA and is qualified in its entirety by the detailed provisions of the actual agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

We have entered into an Employment Services Agreement with our Chief Executive Officer, Mr. Luis Saenz, effective as of August 24, 2011.  Under the Employment Services Agreement, Mr. Saenz will devote his full-time efforts to us, and we will pay Mr. Saenz such base salary as may be determined by our Board of Directors.  The Employment Services Agreement has an initial term of one year and is automatically renewed for successive one-year terms unless either party delivers timely notice of its intention not to renew.  We may also pay Mr. Saenz an annual bonus at such time and in such amount as may be determined by our Board of Directors in its sole discretion.

Mr. Saenz’s employment by us remains “at-will” and terminable at any time for any reason or for no reason.  If Mr. Saenz’s employment is terminated by us without Cause, we must continue to pay him any base salary at the rate then in effect for a period of 18 months.  If Mr. Saenz terminates the Employment Services Agreement for Good Reason, or in the event of a termination of employment due to a permanent disability, we will continue to pay him any base salary at the rate then in effect for a period of 18 months.

For the duration of the employment period and, unless we terminate Mr. Saenz’s employment without Cause, for a period of 18 months thereafter, Mr. Saenz has agreed not to directly or indirectly compete with any business engaged in by us or proposed to be engaged in by us during the period of his employment anywhere within the countries in which we are then operating.

The foregoing is a summary of the principal terms of the Employment Services Agreement and is qualified in its entirety by the detailed provisions of the actual agreement, which is filed as an exhibit to this Current Report and is incorporated herein by reference.

As previously disclosed, on May 2, 2011, we entered into and simultaneously closed under a Credit Agreement for a $1.5 million bridge loan due February 2, 2012.  The zero-coupon bridge notes were initially convertible into shares of our common stock at the lender’s option at a price of $0.40 per share.  The aggregate face amount of the notes at maturity is US$1,677,438. We were required to prepay the notes (together with accrued original issue discount) first out of the net proceeds of any future financing transactions by us.

In connection with the transactions pursuant to the SPA and IRA, we have entered into an Amendment and Waiver Agreement with the holders of our zero-coupon bridge notes, dated as of August 25, 2011 (the “Waiver Agreement”).  Pursuant to the Waiver Agreement, effective upon the closing of POSCAN’s initial $8 million investment under the SPA, the zero-coupon bridge notes will be due on June 30, 2012, and we will not be required to make any prepayment out of the proceeds of the SPA.  The Waiver Agreement does not alter the principal amount of the zero-coupon bridge notes, however it provides that such notes will accrue interest at a rate of 15% per annum from February 2, 2012, until June 30, 2012.  The Waiver Agreement also reduces the conversion price of the zero-coupon bridge notes to $0.12 per share.  In connection with the Waiver Agreement, we have agreed to pay an arranger a cash fee of $30,000.

The foregoing is a summary of the principal terms of the Waiver Agreement and is qualified in its entirety by the detailed provisions of the actual agreement, which is filed as an exhibit to this Current Report and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information under Item 1.01, regarding our offer and sale of securities to POSCAN pursuant to the SPA, is incorporated into this Item 3.02 by reference. The offer and sale of the Units and the securities contained therein pursuant to the SPA were exempt from the registration requirements of the ’33 Act by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.  POSCAN represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the certificates issued in such transaction.  POSCAN represented and warranted, among other things, that it is an accredited investor within the meaning of Regulation D and/or a non-U.S. person within the meaning of Regulation S, that it has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in our common stock and has the ability to bear the economic risks of the investment, and that it has adequate access to information about us.

Item 8.01	Other Events

On August 25, 2011, we issued a press release relating to the SPA, IRA and the transactions contemplated thereby. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of that press release.

The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference.

Item 9.01	Exhibits

The following exhibits are filed or furnished with this Report.

Exhibit	Description
10.1	Securities Purchase Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and POSCO Canada, Ltd.
10.2	Investor’s Rights Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and POSCO Canada, Ltd.
10.3	Form of Warrant to be issued pursuant to Securities Purchase Agreement.
10.4	Employment Services Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and Luis F. Saenz.
10.5	Amendment and Waiver Agreement, dated as of August 25, 2011, between Li3 Energy, Inc. and certain private institutional investors.
99.1	Press Release, dated August 25, 2011 (furnished, not filed).

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: August 26, 2011	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Securities Purchase Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and POSCO Canada, Ltd.
10.2	Investor’s Rights Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and POSCO Canada, Ltd.
10.3	Form of Warrant to be issued pursuant to Securities Purchase Agreement.
10.4	Employment Services Agreement, dated as of August 24, 2011, between Li3 Energy, Inc. and Luis F. Saenz.
10.5	Amendment and Waiver Agreement, dated as of August 25, 2011, between Li3 Energy, Inc. and certain private institutional investors.
99.1	Press Release, dated August 25, 2011 (furnished, not filed).